SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): July 1, 2007
FGBC Bancshares, Inc.
(Exact Name of Registrant as Specified in Charter)

Georgia	000-51957	20-02743161
(State of	(Commission File No.)	(IRS Employer
Incorporation)		Identification No.)
101 Main Street, Franklin, Georgia 30217
(Address of Principal Executive Offices, including Zip Code)
(678) 839-4510
(Registrant’s Telephone Number, including Area Code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     FGBC Bancshares, Inc. (the “Company”) is saddened to announce that David G. Sorrell, a director since 2006, died suddenly on July 1, 2007. Mr. Sorrell made a valuable contribution to the Company during his short tenure as a director. The Company extends its sympathy to Mr. Sorrell’s family.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

July 5, 2007	FGBC BANCSHARES, INC.

	By:	/s/ Teresa L. Martin

Teresa L. Martin Chief Financial Officer